UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07            Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Hasbro held its 2026 annual meeting of shareholders (the “Annual Meeting”). As of the record date of April 13, 2026, there were 141,521,544 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 124,531,555 shares of common stock, or approximately 88%, were represented at the Annual Meeting. Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 17, 2026 (the “Proxy”), and (ii) the final certified results of the voting reported by Computershare Trust Company, N.A., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).

Proposal 1 – Election of Directors

Shareholders elected the Company’s eleven (11) nominees to serve as directors on the Company’s Board of Directors until the 2027 annual meeting of shareholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The voting results for this proposal were as follows:

Company Nominees	For	Against	Abstain	Broker Non-Votes
Douglas Bowser	110,610,609	169,676	63,677	13,687,593
Hope F. Cochran	109,670,949	1,113,815	59,198	13,687,593
Christian P. Cocks	110,260,600	527,055	56,307	13,687,593
Lisa Gersh	106,915,284	3,862,897	65,781	13,687,593
Frank D. Gibeau	110,231,404	548,952	63,606	13,687,593
Elizabeth Hamren	110,261,731	523,771	58,460	13,687,593
Darin S. Harris	110,262,041	518,907	63,014	13,687,593
Owen Mahoney	110,590,955	189,431	63,576	13,687,593
Laurel J. Richie	106,500,364	4,284,811	58,787	13,687,593
Richard S. Stoddart	108,590,224	2,183,549	70,189	13,687,593
Carla Vernón	110,555,269	230,561	58,132	13,687,593

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections in the Proxy. The voting results for this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
107,785,809	2,921,857	136,296	13,687,593

Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm

Shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2026. The voting results for this proposal were as follows:

For	Against	Abstained
118,855,339	5,593,843	82,373

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Gina Goetter
Name:	Gina Goetter
Title:	Chief Financial Officer and Chief Operating Officer (Duly Authorized Officer and Principal Financial Officer)
Date: June 15, 2026